Exhibit 99.2

ASSIGNMENT AND ASSUMPTION OF ACCOUNTS RECEIVABLE
THIS ASSIGNMENT AND ASSUMPTION OF ACCOUNTS RECEIVABLE (this “Assignment”) is made as of this 26th day of July (the “Effective Date”), by and among Hines Real Estate Investment Trust, Inc., a Maryland corporation (“Assignor”), on one hand, and HALP Associates Limited Partnership, a Delaware limited liability company (“Assignee”), on the other hand.
WHEREAS, Assignor has agreed to assign to Assignee, and Assignee has agreed to assume from Assignor, all of the tax refund in the total amount of $534,727 (which amount includes accrued interest) owed by the State of Georgia to the Assignor with respect to its previous dispositions of the Thompson Bridge, Cherokee Plaza and Sandy Plains properties in the State of Georgia (collectively, the “Accounts Receivable”).
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:
1.Recitals Incorporated. The foregoing recitals are hereby incorporated within and made an integral part of this Assignment as if fully set forth herein.
2.Assignment by Assignor. As consideration for this Assignment, Assignee shall pay to Assignor the total amount of $534,727 (which amount includes accrued interest) in cash or other immediately available funds on the date hereof (the “Purchase Price”). Subject to the payment of the full Purchase Price by Assignee to Assignor, Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest in and to the Accounts Receivable.
3.Acceptance and Assumption by Assignee. Assignee hereby accepts the assignment, transfer and conveyance of the Accounts Receivable. Assignee agrees to perform all of the obligations, liabilities, covenants, duties and agreements of Assignor with respect to the Accounts Receivable to the extent arising and accruing from and after the Effective Date and to assume all liabilities with respect to the Accounts Receivable to the extent arising and accruing from and after the Effective Date.
4.Successors and Assigns; Third Party Beneficiaries. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee, and their respective successors and assigns. This Assignment shall not confer any rights or remedies upon any person other than Assignor and Assignee.
5.Entire Agreement. This Assignment (including the recitals to this Assignment which are incorporated herein) sets forth the entire understanding and agreement of the parties hereto, and shall supersede any other agreements and understandings (written or oral) between Assignor and Assignee, on or prior to the date of this Assignment with respect to the matters set forth herein. No amendment or modification to any terms of this Assignment, waiver of any covenant, obligation, breach or default under this Assignment or termination of this Assignment, shall be valid unless in writing and executed and delivered by Assignor and Assignee. This Agreement shall be governed by the laws of the State of Texas (without regard to conflicts of law principles).
6.Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature page.
7.THE ACCOUNTS RECEIVABLE ARE HEREBY SOLD, ASSIGNED, TRANSFERRED AND CONVEYED TO ASSIGNEE ON AN “AS IS,” “WHERE IS,” “WITH ALL FAULTS” BASIS, WITHOUT ANY REPRESENTATION, WARRANTY, GUARANTY, PROMISE, PROJECTION OR PREDICTION WHATSOEVER WITH RESPECT TO SUCH ACCOUNTS RECEIVABLE, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
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IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed and delivered in their names by their respective duly authorized officers or representatives as of the Effective Date.

ASSIGNOR:
HINES REAL ESTATE INVESTMENT TRUST, INC.

By:    /s/ J. Shea Morgenroth
Name:    J. Shea Morgenroth
Title:    Chief Accounting Officer and Treasurer

ASSIGNEE:

HALP ASSOCIATES LIMITED PARTNERSHIP
By: HALP GP LLC, its general partner
By: Hines 2005 VS II LP, its sole member

By: Hines 2005 VS II GP LLC, its general partner
By: Hines Interests Limited Partnership,
its sole member

By: Hines Holdings, Inc., its general partner

By:    /s/ Charles M. Baughn
Name:    Charles M. Baughn
Title:    Sr. Managing Director/Chief Financial Officer